UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C. 20549


	__________


	FORM 8-K

	CURRENT REPORT


	PURSUANT TO SECTION 13 OR 15 (d) OF
	THE SECURITIES EXCHANGE ACT OF 1934


	_____________________


	Date of Report (February 14, 1996): February 14, 1996


Alexander & Alexander Services Inc.
	(Exact name of registrant as specified in its charter)


                Maryland   		     1-8282          	      52-0969822
             (State or other	(Commission	               (I.R.S. Employer
             jurisdiction of	 File Number)		    Identification No.)
             organization)


	1185 Avenue of the Americas			  10036
 New York, New York            	(Zip Code)
(Address of principal executive offices)


			                 (212) 840-8500
	(Registrant's telephone number,
	including area code:)


    Not Applicable
	(Former name or former address,
	if changed since last report.)


Item 5.	Other Events.

On February 14, 1996, Alexander & Alexander Services Inc. (the
"Company") issued the following press release:

A&A REPORTS NET INCOME OF $89.4 MILLION IN 1995,
INCLUDING $17.6 MILLION 4TH QUARTER PRE-TAX CHARGE
FOR ACQUISITION-RELATED CONSOLIDATION

	NEW YORK, Feb. 14 -- For the year ending December
31, 1995, Alexander & Alexander Services Inc. (A&A) today reported net income of $89.4 million, or $1.44 per share, on consolidated operating revenues of $1,282.4 million. Fully diluted earnings were $1.42 per share.

	The 1995 results include a fourth quarter pre-tax charge of $17.6 million, or $0.25 per share, related primarily to A&A's October acquisition of certain U.S. operations from Jardine Insurance Brokers Inc. Results for the year also reflect a $28.7 million pre-tax gain, or $0.42 per share, from the first quarter sale of a subsidiary.

	In 1994, A&A reported a net loss of $138.7 million, or $3.51 per share, including charges of $167.6 million for restructuring, contingency settlements and reserves for discontinued operations.

	Frank G. Zarb, Chairman & CEO, noted, "As a result of our successful restructuring, all operations contributed to A&A's significant increase in operating income. I am pleased that during this period we also were able to grow revenues as a result of new business gains and the Jardine transaction."


FOURTH QUARTER 1995

	During the quarter ending December 31, A&A reported net
income of $7.5 million, or $0.02 per share, compared with a net loss
of $111.3 million, or $2.66 per share, in 1994.   Excluding the special
charges, net income in the 1995 quarter was $18.7 million, or $0.27 per share.

	Consolidated operating revenues were $330.4 million for the quarter compared to $333.2 million in the same 1994 period.
Consolidated revenues rose $14.3 million, or 4.7 percent, over the 1994 quarter when adjusted for acquisitions and the sale of businesses.

	Consolidated operating expenses were $316.2 million, a decrease of $123.9 million from the same quarter in 1994. On a comparable basis, operating expenses decreased by $14.9 million, or
4.9 percent.

	Consolidated operating income for the quarter was $14.2 million as compared with a $106.9 million loss for the year-ago period. On a comparable basis, operating income was $31.4 million, an increase of approximately $29.2 million over the 1994 quarter.


1995 OPERATING RESULTS

	For the full year, 1995 operating revenues were $1,282.4 million compared to $1,323.9 million in 1994. Excluding sold operations and revenue gained from acquisitions, consolidated revenues rose $52.9 million, or 4.4 percent.

	Consolidated operating expenses were $1,159.7 million compared to $1,406.8 million in 1994. On a comparable basis, operating expenses decreased by $61.9 million, or 5.2 percent.

	Consolidated operating income was $122.7 million, compared with a $82.9 million loss in 1994. On a comparable basis, consolidated operating income was $135.4 million, or an increase of $114.8 million.

	Mr. Zarb said, "In 1996, highly competitive business conditions will continue to constrain revenue growth. To meet our long-term business objectives, we are making significant additional investments in information technology, product development and employee training. These initiatives will put added short-term pressure on earnings, but the financial benefits should become increasingly evident in 1997 and beyond. Meanwhile, we continue to review various acquisition opportunities that can enhance our market position and franchise."

	Alexander & Alexander Services Inc. [NYSE: AAL] provides professional risk management consulting, insurance brokerage and human resources consulting services from offices in more than 80 countries


AUDITED CONSOLIDATED STATEMENT OF OPERATIONS
Alexander & Alexander Services Inc.
(in millions except per share amounts)

                                Quarter Ended      Twelve Months Ended
                                December 31,         December 31,
                               -----------------   -------------------
                                   1995     1994         1995       1994
                                   ----     ----         ----       ----
OPERATING REVENUES:
  Commissions and fees            $ 316.1  $ 319.0      $1,219.5   $1,272.3
  Fiduciary investment income        14.3     14.2          62.9       51.6
                                   -------  -------      --------   --------
    Total                            330.4    333.2       1,282.4    1,323.9
                                    -------  -------      --------   --------
OPERATING EXPENSES:
  Salaries and benefits              191.2    212.8         735.1      814.3
  Other                              107.4    158.3         407.0      523.5
  Restructuring and special charges   17.6     69.0          17.6       69.0
                                    -------  -------      --------   --------
    Total                            316.2    440.1       1,159.7    1,406.8
                                    -------  -------      --------   --------
OPERATING INCOME (LOSS)               14.2   (106.9)        122.7      (82.9)
OTHER INCOME (EXPENSES):
  Investment income                    5.3      4.4          19.2       10.9
  Interest expense                    (4.5)    (4.1)        (18.6)     (16.0)
  Other                               (1.3)    19.4          32.7       10.9
  Special charges                      0.0    (69.7)          0.0      (69.7)
                                     -------  -------      --------   --------
    Total                             (0.5)   (50.0)         33.3      (63.9)
                                     -------  -------      --------   --------
Income (Loss) before Income Taxes and Minority
  Interest                            13.7   (156.9)        156.0     (146.8)
Income (Taxes) Benefit                (6.2)    46.6         (60.9)      42.6
                                     -------  -------      --------   --------
Income (Loss) before Minority Interest 7.5   (110.3)         95.1     (104.2)
Minority Interest                      0.0      1.0          (5.7)      (3.0)
                                     -------  -------      --------   --------
Income (Loss) from Continuing
Operations                             7.5   (109.3)         89.4     (107.2)
Loss from Discontinued Operations      0.0     (2.0)          0.0      (28.9)
                                     -------  -------      --------   --------
Income (Loss) before Cumulative Effect of
  Change in Accounting                 7.5   (111.3)         89.4     (136.1)
Cumulative Effect of Change in
Accounting                             0.0      0.0           0.0       (2.6)
                                     -------  -------      --------   --------
Net Income (Loss)                      7.5   (111.3)         89.4     (138.7)
  Preferred Stock Dividends           (6.5)    (6.1)        (25.4)     (15.1)
                                     -------  -------      --------   --------
Earnings (Loss) Attributable to Common
  Shareholders                     $   1.0  $(117.4)     $   64.0   $ (153.8)
      							                        =======  =======      ========   ========
PER SHARE INFORMATION:
Primary earnings per share:
  Income (loss) from continuing
operations                          $  0.02  $ (2.61)     $   1.44   $ (2.79)
  Loss from discontinued operations    0.00    (0.05)         0.00     (0.66)
  Cumulative effect of change in
  accounting                           0.00     0.00          0.00     (0.06)
      							                         ------   -------       -------   -------
  Net income (loss)                 $  0.02  $ (2.66)     $   1.44   $ (3.51)
      							                         =======  =======       =======   =======
  Average common & common equivalent shares
    outstanding                       44.7     44.2          44.6       43.8
                                     =======  =======      =======    =======
Fully diluted earnings per share:
  Income (loss) from continuing
   operations                       $  0.02  $ (2.61)     $   1.42   $ (2.79)
  Loss from discontinued operations    0.00    (0.05)         0.00     (0.66)
  Cumulative effect of change in
  accounting                           0.00     0.00          0.00     (0.06)
                                      -------  -------       -------    -------
  Net income (loss)                 $  0.02  $ (2.66)     $   1.42   $ (3.51)
     							                          =======  =======      =======    =======
  Average common shares outstanding, assuming
    full dilution                     44.7     44.2          57.1       43.8
      							                        =======  =======      =======    =======
Cash dividends per common share      $ 0.025  $ 0.025      $   0.10   $  0.325
                                     =======  =======      =======   ========


Alexander & Alexander Services Inc.
Audited Analysis of Operating Revenues
Quarter and Twelve Months Ended December 31, 1995 and 1994
(in millions)

                                Quarter Ended      Twelve Months Ended
                                December 31,          December 31,
                                -----------------  -----------------------
                                1995     1994         1995       1994
                                ----     ----         ----       ----
CONSOLIDATED:
  Commissions and fees        $ 316.1  $ 319.0      $1,219.5   $1,272.3
  Fiduciary investment income    14.3     14.2          62.9       51.6
                               -------  -------      --------   --------
    Total                     $ 330.4  $ 333.2      $1,282.4   $1,323.9
                               =======  =======      ========   ========

RISK MGMT & INSURANCE SERVICES BROKING:
  Commissions and fees        $ 197.7  $ 214.0      $  739.8   $  816.4
  Fiduciary investment income     7.1      7.6          31.0       28.6
     								                  -------  -------      --------   --------
    Total                     $ 204.8  $ 221.6      $  770.8   $  845.0
                              =======  =======      ========   ========

SPECIALIST & REINSURANCE BROKING:
  Commissions & fees          $  63.7  $  55.2      $  269.4   $  245.4
  Fiduciary investment income     7.2      6.6          31.6       22.8
                               -------  -------      --------   --------
    Total                     $  70.9  $  61.8      $  301.0   $  268.2
                              =======  =======      ========   ========

HUMAN RESOURCE MGT CONSULTING:
  Commissions & fees          $  54.7  $  49.8      $  210.3   $  210.5
  Fiduciary investment income     0.0      0.0           0.3        0.2
                               -------  -------      --------   --------
    Total                     $  54.7  $  49.8      $  210.6   $  210.7
                               =======  =======      ========   ========

MEMORANDUM ONLY - EXCLUDING SOLD OPERATIONS:

CONSOLIDATED:
  Commissions and fees        $ 316.1  $ 290.5      $1,208.0   $1,154.3
  Fiduciary investment income    14.3     13.4          62.6       48.8
     							                    -------  -------      --------   --------
    Total                     $ 330.4  $ 303.9      $1,270.6   $1,203.1
                               =======  =======      ========   ========

RISK MGT & INSURANCE SERVICES BROKING:
  Commissions and fees        $ 197.7  $ 185.5      $  728.3   $  698.4
  Fiduciary investment income     7.1      6.8          30.7       25.8
                              -------  -------      --------   --------
    Total                     $ 204.8  $ 192.3      $  759.0   $  724.2
                              =======  =======      ========   ========





Alexander & Alexander Services Inc.
Computation of per Common Share Earnings
Quarter and Twelve Months Ended December 31, 1995 and 1994
(in millions except per share amounts)

                                   Quarter Ended      Twelve Months Ended
                                   December 31,          December 31,
                                   -----------------  -----------------------
                                   1995     1994         1995       1994
                                   ----     ----         ----       ----
PRIMARY
 Earnings (Loss) Attributable
 to Common Shareholders:

  Income (loss) before cumulative
  effect of change in accounting $   7.5  $(111.3)     $   89.4   $(136.1)
   Cumulative effect of change
   in accounting                       -        -             -       (2.6)
                                  -------  -------      --------   -------
   Net income (loss)                 7.5   (111.3)         89.4    (138.7)
   Less:  Preferred stock dividends (6.5)    (6.1)        (25.4)    (15.1)
                                  -------  -------      --------   -------
   Earnings (loss) attributable to common
     shareholders                $   1.0  $(117.4)     $   64.0   $(153.8)
                                  =======  =======      ========   =======
 Average Common and Common Equivalent Shares
   Outstanding:

   Average common shares
   outstanding                      44.5     44.2          44.3      43.8
   Add shares of common stock
   assumed issued on:
     Exercise of stock options       0.2       -            0.3        -
                                   -------  -------      --------   -------
   Average common and common
   equivalent shares outstanding    44.7     44.2          44.6      43.8
                                  =======  =======      ========   =======


FULLY DILUTED
 Fully Diluted Earnings Per Share:

   Income (loss) before cumulative
   effect of change in accounting $   7.5  $(111.3)     $   89.4   $(136.1)
   Cumulative effect of change
   in accounting                       -        -             -       (2.6)
                                    -------  -------      --------   -------
   Net income (loss)                   7.5   (111.3)         89.4    (138.7)
   Less:  Preferred stock dividends   (6.5)    (6.1)        (25.4)    (15.1)
                                    -------  -------      --------   -------
   Earnings (loss) attributable to common
     shareholders                      1.0   (117.4)         64.0    (153.8)
   Add:  Series B preferred stock
         dividends                      -        -           17.0        -
                                    -------  -------      --------   -------
   Net income available to common
   shareholders                     $   1.0  $(117.4)     $   81.0   $(153.8)
                                    =======  =======      ========   =======

Average Common Shares Outstanding, Assuming
   Full Dilution:

   Average common shares outstanding   44.5     44.2          44.3      43.8
   Add shares of common stock assumed
   issued on:
     Exercise of stock options          0.2       -            0.2        -
     Conversion of Series B preferred
     stock                               -        -           12.6        -
                                     -------  -------      --------   -------
   Average common shares outstanding,
   assuming full dilution              44.7     44.2          57.1      43.8
                                     =======  =======      ========   ========











SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




					ALEXANDER & ALEXANDER SERVICES INC.


					By:   /s/Albert A. Skwiertz, Jr.
						 Albert A. Skwiertz, Jr.
						 Vice President & General Counsel























Date:  February 14, 1996







							Alexander & Alexander Services Inc.
							1185 Avenue of the Americas
							New York, NY  10036
							Telephone 212 444-4500
							FAX 212 444-4696



VIA EDGAR


February 14, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Re:  Current Report on Form 8-K

Gentlemen:

Enclosed for filing please find one conformed copy of the Current Report on Form 8-K for Alexander & Alexander Services Inc. (the "Company"). This filing notices the February 14, 1996 press release by the Company.


Sincerely,



/s/ Andrea L. Schuman


Andrea L. Schuman
Attorney


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